Exhibit 10.23

FIRST AMENDMENT TO

POWER PURCHASE AGREEMENT

THIS FIRST AMENDMENT, dated July 9, 2021 (this “Amendment”), amends that certain Power Purchase Agreement dated June 23, 2021 (the “PPA”), by and among Luminant ET Services Company LLC, a Texas limited liability company (the “Seller”) and Cipher Mining Technologies Inc., a Delaware corporation (the “Buyer”). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the PPA.

RECITALS

WHEREAS, Section 17.10 of the PPA provides that the PPA may be amended only by a writing signed by both parties thereto; and

WHEREAS, the parties hereto desire to amend the PPA in accordance with the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Amendment. The parties agree to the following:

The third sentence of Section 2.1 shall be deleted in its entirety and replaced as follows:

“If the closing of the Merger Transaction has not occurred on or before September 3, 2021, then Seller may terminate this PPA effective upon notice to Buyer, unless such condition has been waived in writing by Seller.”

2. Ratification of PPA. Except as herein provided, the PPA is ratified, confirmed, and shall remain unchanged and in full force and effect.

3. Entire Agreement. This Amendment together with the PPA constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

4. Counterparts. This Amendment may be executed in two or more counterparts by facsimile or electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties to this Amendment have executed, or caused to be executed, this Amendment as of the day and in the month and year first above written.

LUMINANT ET SERVICES COMPANY LLC

By	/s/ Brandon Stanislaus
Name: Brandon Stanislaus
Title: Vice President Originations

CIPHER MINING TECHNOLOGIES INC.

By	/s/ Tyler Page
Name: Tyler Page
Title: CEO